SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 3, 2001


                             INFOWAVE SOFTWARE, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                            BRITISH COLUMBIA, CANADA
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-26867                                           98-0183915
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  (Commission File Number)                     (IRS Employer Identification No.)


  Suite 200 - 4664 Lougheed Highway
     Burnaby, British Columbia,
               Canada                                       V5C 5T5
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (604) 473-3600


          Suite 188 - 4664 Lougheed Highway. Burnaby, British Columbia,
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

The press release attached as Exhibit 99.1 is hereby incorporated by reference.


Item 7.  Exhibits

Exhibit
 Number        Description
-------        -----------
  4.1          Special  Warrant  Indenture dated as of November 23, 2001 between the Company and Computershare Trust Company of Canada

  4.2 Purchase Warrant Indenture dated as of November 23, 2001 between the Company and Computershare Trust Company of Canada

 10.1 Agency Agreement dated July 27, 2001, between the Company and Commonwealth Associates L.P.

 10.2 Amendment to Agency Agreement dated November 15, 2001, between the Company and Commonwealth Associates L.P.

 10.3 Agency Agreement dated November 23, 2001, between the Company and Canaccord Capital Corporation

 99.1          Press release dated November 30, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFOWAVE SOFTWARE, INC.



Date: December 6, 2001                  By /s/ Todd Carter
                                           -------------------------------------
                                           Todd Carter
                                           Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
 Number        Description
-------        -----------
  4.1          Special  Warrant  Indenture dated as of November 23, 2001 between the Company and Computershare Trust Company of Canada

  4.2 Purchase Warrant Indenture dated as of November 23, 2001 between the Company and Computershare Trust Company of Canada

 10.1 Agency Agreement dated July 27, 2001, between the Company and Commonwealth Associates L.P.

 10.2 Amendment to Agency Agreement dated November 15, 2001, between the Company and Commonwealth Associates L.P.

 10.3 Agency Agreement dated November 23, 2001, between the Company and Canaccord Capital Corporation

 99.1          Press release dated November 30, 2001